                                                            Exhibit No. 10

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report on PaineWebber Growth and Income Fund dated October 17, 2000 in this Registration Statement (Form N-1A No. 2-78626) of PaineWebber America Fund.

                                               /s/ ERNST & YOUNG LLP
                                               --------------------------------
                                               ERNST & YOUNG LLP


New York, New York
December 21, 2000